EXHIBIT 99.1

TRANSITION SERVICES AGREEMENT

This Transition Services Agreement (as amended or modified hereafter, this “Agreement”), dated as of November 22, 2019, is by and among SCHMITT INDUSTRIES, INC., an Oregon corporation (“Seller”), TOSEI AMERICA, INC., a Ohio corporation (“U.S. Buyer”) and TOSEI ENGINEERING CORP., a company organized and existing under the laws of Japan (“UK Buyer” and together with the U.S. Buyer, the “Buyer” or “Buyers”).

WHEREAS, pursuant to the terms of an Asset Purchase Agreement and Stock Purchase Agreement, dated as of October 9, 2019 (the “Purchase Agreement”), by and among Seller and Buyer, U.S. Buyer purchased from Seller the Purchased Assets and the UK Buyer purchased from Seller the UK Shares; and

WHEREAS, Seller has agreed to provide Buyer with certain services in connection with the Business on a transition basis on the terms and subject to the conditions and for the consideration hereinafter set forth;

WHEREAS, Buyer has agreed to provide Seller with certain services in connection with Seller’s business on a transition basis on the terms and subject to the conditions and for the consideration hereinafter set forth; and

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Services.

(a) Seller shall use its commercially reasonable efforts to provide, and, if necessary, to cause any appropriate third party provider to provide, Buyer with each transition service described in Schedule 1 to Exhibit A attached hereto (the “Seller Services”). Notwithstanding anything to the contrary contained herein, Seller shall only be required to provide, or cause to be provided, each Seller Service to Buyer pursuant to the terms hereof (i) in connection with the operation of the Business, (ii) with substantially the same diligence, care and (where no time period is stated on Schedule 1 to Exhibit A) promptness as such Seller Services or services of a similar nature were provided to the Business prior to the Closing Date, and (iii) if provided by a third party provider, on substantially the same terms and conditions, and only to the extent, that such service is provided to the Business following the Closing Date pursuant to any applicable provider agreement. Except as set forth in the preceding sentence, Seller makes no express or implied representation, warranty or guarantee relating to the Seller Services to be performed pursuant to this Agreement, including and without limitation, no warranties of merchantability or fitness for a particular purpose. Buyer’s use of each Seller Service pursuant to the terms hereof shall be limited to the nature and scope of the Business’ use of such Seller Service immediately prior to the Closing Date, regardless of any changes Buyer may make in the operations of the Business following the Closing Date.

(b) To the extent Seller requires information exclusively within the control of Buyer solely for the purpose of performing any Seller Services, Buyer shall promptly provide such information, or cause such information to be provided, to Seller. Buyer acknowledges that Seller has agreed to perform the Seller Services for the fees and with the standard of care and promptness provided for in this Agreement (including Schedule 1 to Exhibit A hereto). Buyer shall provide reasonable cooperation in order to facilitate the provision and receipt of the Seller Services

(c) Buyer shall use its commercially reasonable efforts to provide, and, if necessary, to cause any appropriate third party provider to provide, Seller with each transition service described in Schedules 1 to 5 to Exhibit B attached hereto (the “Buyer Services” and, together with the Seller Services, the “Services”). Notwithstanding anything to the contrary contained herein, Buyer shall only be required to provide, or cause to be provided, each Buyer Service to Seller pursuant to the terms hereof (i) in connection with the operation of Seller’s business, (ii) with substantially the same diligence, care and (where no time period is stated on Schedules 1 to 5 to Exhibit B) promptness as such Buyer Services or services of a similar nature were provided to Seller’s business prior to the Closing Date, and (iii) if provided by a third party provider, on substantially the same terms and conditions, and only to the extent, that such service is provided to Seller’s business following the Closing Date pursuant to any applicable provider agreement. Except as set forth in the preceding sentence, Buyer makes no express or implied representation, warranty or guarantee relating to the Buyer Services to be performed pursuant to this Agreement, including and without limitation, no warranties of merchantability or fitness for a particular purpose. Seller’s use of each Buyer Service pursuant to the terms hereof shall be limited to the nature and scope of the Seller’s business’ use of such Buyer Service immediately prior to the Closing Date, regardless of any changes Seller may make in the operations of its business following the Closing Date.

(d) To the extent Buyer requires information exclusively within the control of Seller solely for the purpose of performing any Buyer Services, Seller shall promptly provide such information, or cause such information to be provided, to Buyer. Seller acknowledges that Buyer has agreed to perform the Buyer Services for the fees and with the standard of care and promptness provided for in this Agreement (including Schedules 1 to 5 to Exhibit B hereto). Seller shall provide reasonable cooperation in order to facilitate the provision and receipt of the Buyer Services.

(e) Each provider of Services hereunder is sometimes hereinafter referred to as a “Provider,” and each recipient of Services hereunder is sometimes hereinafter referred to as a “Recipient.”

2. Purpose. The Services to be provided pursuant to Section 1 above are transitional in nature and are intended to enable each Recipient to independently conduct its business free from reliance on Provider for any aspect of Recipient’s operations. Each Recipient agrees to use commercially reasonable efforts to make a transition of each Service into its own internal organization or to obtain alternate third-party sources to provide the Services as promptly as reasonably practicable after the Closing. Each Recipient acknowledges and agrees that it is its responsibility, and not the responsibility of Provider, to operate such Recipient’s business and to make all determinations with respect to the conduct of such Recipient’s business.

3. Term. Each Provider shall provide its Services to each Recipient on the terms set forth in this Agreement during the period commencing on the Closing Date and ending on the date this Agreement is terminated in accordance with the provisions of Section 8 below, subject however to the right of each Recipient to terminate the provision of Services pursuant to Section 5 hereof (the “Term”).

4. Payment Terms. In connection with the performance of Services during the Term, Recipient shall pay for the Services as provided on the Schedules hereto. Each Provider shall deliver to each Recipient a reasonably detailed invoice on a monthly basis setting forth the Services provided during the immediately preceding month and the costs thereof, and each such invoice shall be due within fifteen (15) days after the issuance date of the invoice. With respect to any payment that is not paid within fifteen (15) days of the due date therefor, Recipient shall pay an additional amount equal to interest thereon from such due date through and including the date of payment at a rate equal to five percent (5%) per annum. Recipient shall pay all reasonable costs, including reasonable attorneys’ fees, incurred by Provider in collecting any amounts due hereunder.

5. Partial Termination of Services. During the term of this Agreement, each Recipient shall have the right, upon thirty (30) days’ prior written notice to Provider, to terminate any of the Services being provided to it (provided that each Provider’s right to terminate all Services being provided by it shall remain as set forth in Section 8 hereof). Upon receipt of any such notice, Provider shall proceed to terminate the provision of such Service(s) effective as of the end of the thirty (30) day notice period and Recipient shall pay for such Services through such date.

6. Insurance. Each Recipient acknowledges that its Provider will not be responsible for maintaining insurance on the business or assets of such Recipient and Recipient shall maintain appropriate insurance coverage with respect thereto.

7. Confidentiality. Buyer and Seller acknowledge that, by reason of their relationship, they may have access to certain information and materials concerning the other’s business and products (including, but not limited to, information and materials contained in technical data provided by the other party, information concerning the other’s business, financial information and data, strategies and marketing and customer information) which is confidential and of substantial value to the other party, which value would be impaired if such information were disclosed to third parties (“Confidential Information”). Each party agrees that it shall not, and shall cause its Affiliates and its and its Affiliates’ officers, directors, members, managers, partners, employees, agents and other representatives (collectively, “Representatives”) not to, use in any way, for their own account or the account of any third party or any purposes other than performing the Services, or disclose to any third party, any such Confidential Information without prior written authorization from the other party, except to the extent otherwise required by law or legal process, and then only after notifying the other party, to the extent reasonably practicable or permissible, in advance. Each party will take precautions to protect the confidentiality of such Confidential Information consistent with the efforts exercised by it with respect to its own Confidential Information. Notwithstanding anything to the contrary set forth herein, a party (the

“Receiving Party”) who receives Confidential Information from the other party (the “Disclosing Party”) shall not be required to hold in confidence information that (i) is or becomes generally available to the public other than as a result of a breach of these provisions by the Receiving Party or its Representatives, or (ii) becomes available to the Receiving Party or its Representatives subsequent to the date hereof on a non-confidential basis from a source other than the Disclosing Party, provided that the source of such information was not bound by a confidentiality agreement with, or bound by any other contractual, legal or fiduciary obligation of confidentiality to, the Disclosing Party with respect to such information. This provision shall survive the termination of this Agreement for a period of three (3) years.

8. Termination. This Agreement may be terminated by a Provider (solely with respect to the Services to be provided by it), upon written notice to Recipient, if any of the following events occurs:

(i) The failure by Recipient to pay any amount due to such Provider under this Agreement, which failure continues for more than fifteen (15) days following written notice thereof from such Provider; or

(ii) The default by Recipient in performing any covenant or agreement under this Agreement in its capacity as such, which default continues for more than ten (10) days following written notice thereof from such Provider.

In the absence of an early termination as provided above, this Agreement shall terminate on the Scheduled Termination Date (as defined below). The “Scheduled Termination Date” means the twelve-month anniversary of the Closing Date, or for one or more particular Services, such other date specified as the Scheduled Termination Date for that Service on Exhibit A or B.

9. Relationship of the Parties. Nothing contained in this Agreement shall create or be deemed to create any relationship of agency, joint venture or partnership between Seller or any of its Subsidiaries or Affiliates and Buyer or any of its Subsidiaries or Affiliates. Each Recipient agrees to provide such information and assistance as each Provider may need to enable such Provider to provide the Services and fulfill its obligations hereunder.

10. Miscellaneous.

10.1 Limitation of Liability. No Covered Person (as defined below) shall be liable in any respect for any delay or failure in performance hereunder where such failure or delay shall have been due wholly or in part to the elements, acts of God, acts of Recipient or any of its Affiliates, acts of civil or military authority, fire, floods, epidemics, quarantine restrictions, war, riots, strikes, lockouts, breakdown or other Force Majeure Event (as defined below). Each Recipient shall promptly indemnify, defend and hold harmless Provider, its Affiliates and Provider’s and its Affiliates’ officers, directors, members, managers, partners, employees, agents and other representatives (each, a “Covered Person”) from and against any and all damages, claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with any claim made by any third party with respect to the performance of or failure to perform any of the Services, unless such performance or failure to perform is finally judicially determined to have constituted negligence or willful misconduct on the part of a Covered Person. In no event shall a Provider be liable for any indirect, special, consequential, punitive, speculative or incidental damages as a result of any such negligence or willful misconduct, except for claims arising from fraud, criminal activity and willful misconduct on the part of such Provider. Except as otherwise provided in this Section 10.1, in no event shall either party’s aggregate liability arising out of or related to any Service provided pursuant to this Agreement exceed the total service fee payable for such Service, except in the case of fraud, criminal activity or willful misconduct.

10.2 Assignment. No party may assign this Agreement or any of its rights or obligations hereunder, without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement shall prohibit a party from designating, in its sole discretion, one or more of its direct or indirect wholly-owned subsidiaries to perform the Services required hereunder.

10.3 Entire Agreement: Amendment. This Agreement and the Schedules attached hereto set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements, commitments or representations of any kind, whether written or oral, with respect to the subject matter hereof. This Agreement shall not be deemed or construed to be modified, amended or waived, in whole or in part, except by written agreement of the parties hereto.

10.4 Waiver. No delay or omission on the part of either party to this Agreement in requiring performance by the other party hereunder, or in exercising any right hereunder, shall operate as a waiver of any provision hereof or of any right or rights hereunder; and the waiver, omission or delay in requiring the performance or exercise of any right hereunder on any one occasion shall not be construed as a bar to or a waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion.

10.5 Section Headings. Section headings are for descriptive purposes only and shall not control or alter the meaning of this Agreement.

10.6 Applicability of the Purchase Agreement. The provisions of Sections 10.02, 10.05, 10.10 and 10.12 of the Purchase Agreement shall apply to this Agreement as though contained herein in their entirety.

10.7 Force Majeure. Continued performance of any Service may be suspended immediately by Provider to the extent made impossible by any event or condition beyond the reasonable control of Provider, including, without limitation, acts of God, fire, flood, labor or trade disturbance, war, riots, civil commotion, compliance in good faith with the requirements of any applicable Law or Governmental Order (whether or not it later proves to be invalid), unavailability of materials, or other event or condition whether similar or dissimilar to the foregoing (a “Force Majeure Event”). Notwithstanding the foregoing or anything else in this Agreement to the contrary, Provider may, and without any required prior written notice, suspend the performance of any or all of the Services it provides as to which a Force Majeure Event relates. Provider shall give prompt notice to Recipient of the occurrence of a Force Majeure Event giving rise to any suspension of a Service and of the nature and anticipated duration of such Force Majeure Event, and Provider shall use commercially reasonable efforts to cure the cause of such suspension promptly, it being understood, however, that labor disputes shall be a continuing cause of suspension, and settlement of the same shall be entirely within the discretion of Provider. Upon the occurrence of a Force Majeure Event, the parties shall cooperate with each other to find reasonable alternative commercial means and methods for the provision of the suspended Service.

[Signature page follows]

IN WITNESS WHEREOF, this Transition Services Agreement has been duly executed by the parties as of the date first above written.

SCHMITT INDUSTRIES, INC.

By:

Name:

Title:

TOSEI AMERICA, INC

By:

Name:

Title:

TOSEI ENGINEERING CORP.

By:

Name:

Title: